Exhibit 99.1

Virtusa Withdraws Fiscal Fourth Quarter and Full Year 2020 Financial Guidance

Southborough, MA – (March 26, 2020) Virtusa Corporation (NASDAQ GS: VRTU), a global provider of digital strategy, digital engineering and IT services and solutions that help clients change and disrupt markets through innovation engineering, announced today that it is withdrawing its prior guidance for the fourth quarter and full fiscal year 2020, ending March 31, 2020, reflecting impacts from the COVID-19 Coronavirus.

While the near-term impact of this global pandemic is difficult to assess, Virtusa currently expects that fiscal fourth quarter 2020 revenue will be at least $27.0 million below the mid-point of the Company’s most recent guidance range of $353.4 million to $361.4 million. In addition, Virtusa expects fiscal fourth quarter 2020 GAAP EPS and Non-GAAP EPS to be materially impacted as a result of the reduction in revenue.

Kris Canekeratne, Virtusa’s Chairman and CEO, stated, “Our fiscal fourth quarter results were impacted by pandemic-related business interruptions and project delays, as well as elongated client decision making cycles. Our top priorities during these unprecedented times are protecting the health and safety of our global team members and their families and continuing to serve our clients in a safe and sustainable manner. Our crisis management team enacted strict measures at the onset of the epidemic to protect our team members – over 90% of whom now have the ability to work from home.

With the challenges caused by the coronavirus we see a major opportunity to help on two critical fronts: enabling our clients’ employees to work remotely and moving their core development tasks off-premise to both reduce costs and increase operating flexibility. As such, workforce Remoting and moving towards more variable cost structures while maintaining overall productivity will become the watchwords of every industry we serve. Our depth of expertise in both areas, coupled with our proprietary 360° Remoting Platform and Hyper-Distributed Agile Teams, will allow us to significantly accelerate essential transitions for them.

Moving forward our fundamental focus will be on helping our clients and all of our stakeholders make these transitions. We will continue to closely monitor the situation and assess the longer-term impact of COVID-19 on our business and financial performance and plan to provide additional updates when we report our fiscal fourth quarter 2020 results.”

About Virtusa

Virtusa Corporation (NASDAQ GS: VRTU) is a global provider of digital business strategy, digital engineering, and information technology (IT) services and solutions that help clients change, disrupt, and unlock new value through innovation engineering. Virtusa serves Global 2000 companies in Banking, Financial Services, Insurance, Healthcare, Communications, Media, Entertainment, Travel, Manufacturing, and Technology industries.

Virtusa helps clients grow their business with innovative products and services that create operational efficiency using digital labor, future-proof operational and IT platforms, and rationalization and modernization of IT applications infrastructure. This is achieved through a unique approach blending deep contextual expertise, empowered agile teams, and measurably better engineering to create holistic solutions that drive business forward at unparalleled velocity enabled by a culture of cooperative disruption.

© 2020 Virtusa Corporation. All rights reserved.

Virtusa is a registered trademark of Virtusa Corporation. All other company and brand names may be trademarks or service marks of their respective holders.

Non-GAAP Financial Information

This press release includes non-GAAP financial measures as defined by Regulation G by the Securities and Exchange Commission, including Non-GAAP diluted earnings per share: diluted earnings (loss) per share, as reported on Virtusa’s consolidated statements of income (loss) available to Virtusa common stockholders, excluding, when applicable, stock-based compensation expense, acquisition related charges, restructuring charges, foreign currency transaction gains and losses, impairment of investments, impairment of long-lived assets, non-recurring third party financing costs, the tax impact of dividends received from foreign subsidiaries, the initial impact of our election to treat certain subsidiaries as disregarded entities for US tax purposes, and the impact from the U.S. government enacted comprehensive tax legislation (“Tax Act”) to provide further insights into the comparison of Virtusa’s operating results among periods. Non-GAAP diluted earnings per share is also subject to dilutive and anti-dilutive requirements of the if-converted method related to our Series A Convertible Preferred Stock that could result in a difference between GAAP to non-GAAP diluted weighted average shares outstanding. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP measures used by other companies.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding, management's forecast of financial performance, the share repurchase program, the growth of our business and management's plans, objectives, and strategies. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “see,” “seeks,” “estimates,” “will,” “should,” “may,” “confident,” “positions,” “look forward to,” and variations of such words or words of similar meaning and the use of future dates. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, and our growth rate, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that these plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: the impact of the outbreak of COVID-19 on our business and operations, the potential material assessment by the Indian government of certain statutory defined contribution obligations of employees and employers, the potential material assessment by the IRS in connection with a notice of proposed adjustment related to the employment tax treatment of certain payments made to certain Company employees, currency exchange rate fluctuations of the Indian and Sri Lankan rupee, the U.S. dollar, the U.K pound sterling, the Swedish krona, and the euro; the international nature of our business; restrictions on immigration or changes in immigration laws; inability of Virtusa to service its debt obligations under its loan facility or to maintain compliance with certain financial covenants under the loan facility; Virtusa’s ability to integrate the operations of, and achieve expected synergies and operating efficiencies in connection with, acquired businesses; unanticipated acquisition related costs and negative effects on Virtusa’s reported results of operations from previous acquisitions; the inability to pay cash dividends on the convertible preferred stock in connection with the Orogen convertible preferred stock financing, thus increasing the dilutive impact of the financing; the inability of Virtusa to redeem the convertible preferred stock at maturity, if there has been no conversion event prior to maturity; Virtusa’s dependence on a limited number of clients as well as clients located principally in the United States and United Kingdom and in concentrated industries; Virtusa's ability to hire and retain enough sufficiently trained IT professionals to support its operations; Virtusa's ability to expand its business or effectively manage growth; Virtusa's ability to sustain profitability or maintain profitable engagements; increasing competition in the IT services outsourcing industry; Virtusa's ability to attract and retain clients and meet their expectations; demand for digital and cloud transformation services; quarterly fluctuations in Virtusa's earnings; client terminations or contracting delays, or delays in revenue recognition in any reporting period; Virtusa's ability to successfully manage its billing and utilization rates and its targeted on-site to offshore delivery mix; technological innovation; Virtusa's ability to effectively manage its facility, infrastructure and capacity needs; regulatory, legislative and judicial developments in Virtusa's operations areas and Virtusa’s ability to comply with changing or complex laws and maintain effective internal controls to ensure ongoing compliance; the loss of any key member of Virtusa's senior management team, political or economic instability in India or Sri Lanka; any reduction or withdrawal of tax benefits provided to Virtusa by the governments of India and Sri Lanka, or new legislation by such governments which could be harmful to Virtusa; wage inflation and increases in government mandated benefits in India and Sri Lanka; telecommunications or technology disruptions; worldwide economic and business conditions; and the volatility of the market price of Virtusa's common stock. For additional disclosure regarding these and other risks faced by Virtusa, see the disclosure contained in Virtusa's public filings with the Securities and Exchange Commission, including Virtusa’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and subsequent Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission.

Media Contact:

Conversion Marketing

Ron Favali, 727-512-4490

ron@conversionam.com

Investor Contact:

ICR

William Maina, 646-277-1236

william.maina@icrinc.com